Exhibit 10.1

EXCHANGE AGREEMENT

EXCHANGE AGREEMENT (the “Agreement”) is made as of the 6th day of March 2024, by and between SharpLink Gaming, Inc., a Delaware corporation (fka SharpLink Gaming Ltd. an Israeli corporation) (the “Company”), and the investor signatory hereto (the “Investor”).

WHEREAS, the Company and the Investor entered into a Settlement Agreement, dated January 19, 2024 (the “Settlement Agreement”), pursuant to which, among other things, the Investor agreed to waive its right to have the Existing Securities (as defined below) repurchased by the Company in connection with the sale by the Company of substantially all of its assets on January 18, 2024, and agreed to fix the value of the Existing Securities to be repurchased at a future date as set forth in the Settlement Agreement;

WHEREAS, the Investor was issued 880,000 (post reverse split) warrants pursuant to a securities purchase agreement entered into on or about February 15, 2023 (the “Existing Securities”) with SharpLink Israel, which have been converted into equivalent warrants of SharpLink Delaware upon the merger of SharpLink Israel into SharpLink Delaware;

WHEREAS, subject to the terms and conditions set forth in this Agreement and in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Investor, and the Investor desires to partially exchange with the Company, the Existing Securities for (i) 156,207 shares of Common Stock (the “Shares”), (ii) a pre-funded warrant in the amount of 469,560 shares of Common Stock (the “Pre-Funded Warrant”) and (iii) the unexchanged balance of the Existing Securities(the “Balance Warrant”), (the Pre-Funded Warrant, the Balance Warrant together with the Shares the “Exchange Securities”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Exchange. On Closing Date (as defined below), subject to the terms and conditions of this Agreement, the Investor shall, and the Company shall, pursuant to Section 3(a) (9) of the Securities Act, exchange the Existing Securities for the Exchange Securities. Subject to the conditions set forth herein, the exchange of the Existing Securities for the Exchange Securities shall take place at the offices of Loeb & Loeb LLP, on March _, 2024, or at such other time and place as the Company and the Investor mutually agree (the “Closing” and such date, the “Closing Date”). At the Closing, the following transactions shall occur (such transaction an “Exchange”):

1.1 On the Closing Date, in exchange for the Existing Securities, the Company shall deliver the Shares to the Investor or its designee via DWAC in accordance with the Investor’s delivery instructions set forth on the Investor signature page hereto. The Investor shall tender to the Company the Existing Securities within three Trading Days of the Closing Date. Upon receipt of the Existing Securities, the Company shall deliver the Pre-Funded Warrant and the Balance Warrant to the Investor at the address on the Investor signature page hereto. The Balance Warrant shall be valued at $260,011 and shall be subject to the repurchase terms set forth in the Settlement Agreement. Upon receipt of the Exchange Securities in accordance with this Section 1.1, all of the Investor’s rights under the Existing Securities shall be extinguished.

1.2 On the Closing Date, the Investor shall be deemed for all corporate purposes to have become the holder of record of the Exchange Securities, irrespective of the date such Exchange Securities are delivered to the Investor in accordance herewith. The Existing Securities shall be deemed for all corporate purposes to have been cancelled upon receipt of the Exchange Securities in accordance with Section 1.1 above.

As used herein, “Beneficial Ownership Limitation” means 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of the Shares hereunder.

As used herein, “Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

As used herein, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

As used herein, “Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded.

1.3 The Company and the Investor shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchanges, including, at the request of the Company or its transfer agent, executed stock powers in customary form.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to Investor that:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

2.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder, and the authorization (or reservation for issuance of), the Exchange, and the issuance of the Exchange Securities, have been taken on or prior to the date hereof.

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2.3 Valid Issuance of the Shares. The Shares, when issued and delivered in accordance with the terms of this Agreement, for the consideration expressed herein, will be duly and validly issued, fully paid and non-assessable.

2.4 Compliance With Laws. The Company has not violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a material adverse effect on its business and the Company has not received written notice of any such violation.

2.5 Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any Person, not already obtained, is required in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions provided for herein and therein, other than the Listing of Additional Shares to be submitted to The Nasdaq Market LLC.

2.6 Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of arm’s length Investor with respect to this Agreement and the other documents entered into in connection herewith (collectively, the “Transaction Documents”) and the transactions contemplated hereby and thereby and that the Investor is not (i) an officer or director of the Company, (ii) an “affiliate” of the Company (as defined in Rule 144 promulgated under the Securities Act), or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended). The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s acceptance of the Exchange Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

2.7 No Commission Paid. Neither the Company nor any of its affiliates nor any Person acting on behalf of or for the benefit of any of the foregoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a) (9) of the Securities Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder) for soliciting the Exchange.

3. Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

3.1 Authorization. The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

3.2 Investment Experience. The Investor can bear the economic risk of its investment in the Securities, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Exchange Securities.

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3.3 Information. The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and issuance of the Exchange Securities which have been requested by the Investor. The Investor has had the opportunity to review the Company’s filings with the Securities and Exchange Commission. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Exchange Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Exchange Securities. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Exchange Securities and the transactions contemplated by this Agreement.

3.4 No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Securities or the fairness or suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Exchange Securities.

3.5 Validity; Enforcement. This Agreement and each Transaction Document to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

4. Additional Covenants.

4.1 Disclosure. The Company shall, on or before 9:30 a.m., New York City time, on the first business day after the date of this Agreement, issue a Current Report on Form 8-K (the “8-K Filing”) disclosing all material terms of the transactions contemplated hereby. From and after the issuance of the 8-K Filing, the Investor shall not be in possession of any material, nonpublic information received from the Company or any of its respective officers, directors, employees or agents that is not disclosed in the 8-K Filing. The Company shall not, and shall cause its officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company from and after the filing of the 8-K Filing without the express written consent of the Investor. The Company shall not disclose the name of the Investor in any filing, announcement, release or otherwise, unless such disclosure is required by law or regulation. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate.

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4.2 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

4.3 Section 3(a)(9) Exchange. The parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Shares shall take on the registered characteristics of the Exchange Securities being exchanged. The Company agrees not to take any position contrary to this Section 4.3.

5. Miscellaneous.

5.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

5.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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5.4 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered pursuant to the terms of the Purchase Agreement.

5.5 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Investor and the Company, provided that no such amendment shall be binding on a holder that does not consent thereto to the extent such amendment treats such party differently than any party that does consent thereto.

5.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.7 Entire Agreement. This Agreement represents the entire agreement and understanding between the parties concerning the Exchange and the other matters described herein and therein and supersede and replaces any and all prior agreements and understandings solely with respect to the subject matter hereof and thereof.

5.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.9 Interpretation. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, the singular the plural, the part the whole, (b) references to any gender include all genders, (c) “including” has the inclusive meaning frequently identified with the phrase “but not limited to” and (d) references to “hereunder” or “herein” relate to this Agreement.

5.10 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

5.11 Survival. The representations, warranties and covenants of the Company and the Investor contained herein shall survive the Closing and delivery of the Exchange Securities.

5.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURES ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY SHARPLINK GAMING, INC.

By:	/s/ Rob Phythian
Name:	Rob Phythian
Title:	Chief Executive Officer

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

INVESTOR

Name of Investor: Alpha Capital Anstalt

Signature of Authorized Signatory of Investor: /s/ Nicola Feuerstein

Name of Authorized Signatory: Nicola Feuerstein

Title of Authorized Signatory: Chief Executive Officer

Email Address of Authorized Signatory: feuerstein@alphacapital.li

Number of Shares: 156,207

Number of Pre-Funded Warrants: 469,560 Number of Balance Warrant: 254,233

DWAC Instructions for Delivery of Shares to Investor: To be supplied

Address for Delivery of Warrants: c/o LH Financial Services Corp. 510 Madison Avenue, 14th Floor New York, NY 10022

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